497 1 d497.htm SMITH BARNEY VARIOUS FUNDS
SUPPLEMENT DATED JANUARY 18, 2006

TO THE

PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW



The following supersedes any contrary information contained in each of the Prospectuses and Statements of Additional Information for the Funds listed below:



Transfer agent and shareholder servicing agent. Effective January 1, 2006, PFPC, Inc. (the "transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund's transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distribution payable by the fund.



All references to a sub-transfer agent for the fund are hereby deleted.



For clients of a PFS Investments Inc. Registered Representative, write
PFS Investments Inc. at P.O. Box 9662, Providence, Rhode Island 02940-9662.





SMITH BARNEY AGGRESSIVE GROWTH
FUND INC.
    December 29, 2005

SMITH BARNEY ALLOCATION SERIES INC.
    May 31, 2005
BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO


SMITH BARNEY APPRECIATION FUND INC.
    April 30, 2005

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
    June 28, 2005

SMITH BARNEY EQUITY FUNDS
    May 31, 2005
SMITH BARNEY SOCIAL AWARENESS FUND




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SMITH BARNEY FUNDAMENTAL VALUE
FUND INC.
    January 28, 2005

SMITH BARNEY INCOME FUNDS

SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND
    November 28, 2005
SMITH BARNEY EXCHANGE RESERVE FUND
    November 28, 2005
SB CAPITAL AND INCOME FUND
    April 29, 2005
Smith Barney Shares


SMITH BARNEY INVESTMENT FUNDS INC.

SMITH BARNEY GOVERNMENT SECURITIES FUND
    April 29, 2005
SMITH BARNEY INVESTMENT GRADE BOND FUND
    April 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS  ALL CAP GROWTH AND VALUE FUND
    August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS  BALANCED ALL CAP GROWTH AND VALUE FUND
    August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS  GLOBAL ALL CAP GROWTH AND VALUE FUND
    August 29, 2005
SMITH BARNEY MULTIPLE DISCIPLINE FUNDS  LARGE CAP GROWTH AND VALUE FUND
    August 29, 2005
SMITH BARNEY SMALL CAP GROWTH FUND
    January 28, 2005

SMITH BARNEY INVESTMENT SERIES

SB GROWTH AND INCOME FUND
    February 25, 2005
Smith Barney Shares

SMITH BARNEY INTERNATIONAL FUND
    February 25, 2005
SMITH BARNEY DIVIDEND STRATEGY FUND
    February 25, 2005



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SMITH BARNEY INVESTMENT TRUST

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
    March 28, 2005
SMITH BARNEY MID CAP CORE FUND
    March 28, 2005
Citi Shares


SMITH BARNEY MANAGED MUNICIPALS FUND INC.
    June 28, 2005

SMITH BARNEY MONEY FUNDS, INC.
    April 29, 2005
CASH PORTFOLIO


SMITH BARNEY MUNI FUNDS

NEW YORK PORTFOLIO
    July 29, 2005

SMITH BARNEY SECTOR SERIES FUND INC.
    February 25, 2005
SMITH BARNEY FINANCIAL SERVICES FUND

SMITH BARNEY HEALTH SCIENCES FUND

SMITH BARNEY TECHNOLOGY FUND


SMITH BARNEY TRUST II

SMITH BARNEY CAPITAL PRESERVATION FUND
    February 25, 2005
SMITH BARNEY CAPITAL PRESERVATION FUND II
    February 25, 2005






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